             PROSPECTUS      May 1, 1999 as supplemented through October 7, 1999


A Portfolio of MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


                 [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS LOGO APPEARS HERE]


                         HIGH YIELD PORTFOLIO
                         Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.







Investment Adviser       Miller Anderson & Sherrerd, LLP

Distributor              Morgan Stanley & Co. Incorporated


                         Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The High Yield Portfolio (the "Portfolio") is one portfolio of the Fund managed by Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), an affiliate of Morgan Stanley Dean Witter Investment Management Inc.

                         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

INVESTMENT SUMMARY

  High Yield Portfolio                      1

  Additional Risk Factors and Information   2

INVESTMENT ADVISER                          5

MANAGEMENT FEE                              5

PORTFOLIO MANAGERS                          6

SHAREHOLDER INFORMATION                     7

FINANCIAL HIGHLIGHTS                        8


INVESTMENT SUMMARY
 HIGH YIELD PORTFOLIO

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Approach
The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in other fixed income securities, including U.S. Government securities, mortgage securities, and investment grade corporate bonds. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Adviser may use derivatives in managing the Portfolio. The average weighted maturity of the Portfolio will generally be greater than 5 years.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer.

Risk
Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with high yield securities in the hope of earning above-average total return. Market prices of the Portfolio's fixed income securities holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. As a result of this price volatility, there is a risk that you may lose money by investing in the Portfolio. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.
 PERFORMANCE

 Commenced operations on January 2, 1997

         13.53%         4.80%


---------------------------------------
          1997            1998

  HIGH (QUARTER)      LOW (QUARTER)

        4/97 - 6/97     7/98 - 9/98
           5.91%           -4.55%

 AVERAGE ANNUAL TOTAL RETURN for
 periods ended December 31, 1998

                   HIGH YIELD   SALOMON SMITH BARNEY
                   PORTFOLIO  HIGH-YIELD MARKET INDEX*
------------------------------------------------------
  Past One Year      4.80%             3.61%
------------------------------------------------------
  Since Inception    9.10%             8.49%


The bar chart and table above show the
performance of the Portfolio year-by-
year and as an average over different
periods of time. This performance in-
formation does not include the impact
of any charges deducted by your insur-
ance company. If it did, returns would
be lower. The bar chart and table dem-
onstrate the variability of perfor-
mance over time and provide an indica-
tion of the risks of investing in the
Portfolio. How the Portfolio has per-
formed in the past does not necessar-
ily indicate how the Portfolio will
perform in the future.

* The Salomon Smith Barney High Yield
  Market Index includes public, non-
  convertible corporate bond issues
  with at least one year remaining to
  maturity and $50 billion in par
  amount outstanding which carry a
  below investment grade quality
  rating from either Standard & Poor's
  or Moody's Rating Services. An index
  is a hypothetical measure of
  performance based on the ups and
  downs of securities that make up a
  particular market. The index does
  not show actual investment returns
  or reflect payment of management or
  brokerage fees, which would lower
  the index's performance.

INVESTMENT SUMMARY

 ADDITIONAL RISK FACTORS AND INFORMATION

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI") which is legally part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price volatility
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

Fixed income securities
Generally, fixed income securities decrease in value as interest rates rise and vice versa. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates. Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A Portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration.

Derivatives
The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

The Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the Statement of Additional Information for more about the risks of different types of derivatives.

Foreign investing
Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do no otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Emerging market risks
Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Mortgage securities
Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, the ability to assess the volatility risk of that portfolio.

Collateralized Mortgage Obligations ("CMOs") and Stripped Mortgage Backed Securities ("SMBSs") are derivatives based on mortgage securities. Both CMOs and SMBSs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBSs that a Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally.

Year 2000 risk
The advisory and distribution services that the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") provide to the Fund depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolio invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected.

Temporary defensive Investments
When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio turnover
Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Portfolio to incur additional transaction costs.

INVESTMENT ADVISER

MAS, with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428 provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. MAS is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of July 31, 1999, MAS and its institutional advisory affiliates had approximately $175 billion in assets under management or fiduciary advice.

MANAGEMENT FEE

The Adviser is entitled to receive a management fee at an annual percentage of the Portfolio's average daily net assets as follows:

  ASSETS                            FEE
----------------------------------------
  First $500 million               0.50%
----------------------------------------
  From $500 million to $1 billion  0.45%
----------------------------------------
  More than $1 billion             0.40%

However, the Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed 0.80% of its average daily assets. For purposes of determining the amount of the voluntary management fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 0.80%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

For the fiscal year ended December 31, 1998, MAS received a fee (net of fee waivers) equal to 0.15% of the Portfolio's average daily net assets for management services.

 PORTFOLIO MANAGERS

The following individuals have primary day-to-day portfolio management responsibility for the Portfolio:

HIGH YIELD PORTFOLIO
Stephen F. Esser, Robert E. Angevine and Gordon W. Loery

Stephen F. Esser, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and holds a B.S. degree (Summa Cum Laude and Phi Beta Kappa) from the University of Delaware. Robert Angevine, a Principal of Morgan Stanley and MSDW Investment Management, and a Portfolio Manager for high yield investments, joined Morgan Stanley in October 1988. Mr. Angevine received a B.A. in Economics from Lafayette College and an M.B.A. from Fairleigh Dickinson University. Gordon W. Loery, a Principal of MSDW Investment Management, joined MAS in 1996. He served as a Fixed Income Analyst at MSDW Investment Management (formerly Morgan Stanley Asset Management Inc.) from 1990 to 1996. Messrs. Esser, Bennett and Angevine have shared primary responsibility for managing the Portfolio's assets since its inception. Mr. Loery has shared primary responsibility for managing the Portfolio since April 1999.

 SHAREHOLDER INFORMATION

Shares are offered on each day that the New York Stock Exchange (the "NYSE") is open for business.

Purchasing and selling Fund shares

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value (NAV) per share next determined after the Fund receives the insurance company's purchase order. In some cases, an insurance company's order may be executed at the NAV that was computed at the close of the previous business day. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the net asset value for the Portfolio as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About net asset value
In calculating NAV, the Portfolio generally values its portfolio securities at their market price. If market prices are unavailable or the Portfolio thinks that they are unreliable because of events occurring after the close of trading, the Portfolio may determine fair value prices using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

Dividends and distributions
The Portfolio distributes its investment income annually as dividends and makes distributions of capital gains, if any, at least annually.

Taxes
Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is summarized some important tax issues that affect the Portfolio and its shareholders. The summary is based on current tax laws, which may change.

The Portfolio expects that it will not have to pay income taxes if it distributes all of its income and gains. Net income and realized capital gains that the Portfolio distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

FINANCIAL HIGHLIGHTS

HIGH YIELD PORTFOLIO

The financial highlights table is intended to help you understand the Portfolio's financial performance since its inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose unqualified report thereon appears in the Portfolio's Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. The Annual Report and the financial statements therein, as well as the Statement of Additional Information, are available at no cost from the Fund at the toll free number noted on the back cover to this Prospectus or from your insurance company.

                                                               PERIOD FROM
                                            YEAR ENDED     JANUARY 2, 1997* TO
                                         DECEMBER 31, 1998  DECEMBER 31, 1997

SELECTED PER SHARE DATA AND RATIOS
Net Asset Value, Beginning of Period          $ 10.59            $ 10.00
                                              -------            -------
Income From Investment Operations
 Net Investment Income                           0.63               0.63
 Net Realized and Unrealized Gain (Loss)        (0.13)              0.72
                                              -------            -------
  Total From Investment Operations               0.50               1.35
                                              -------            -------
Distributions
 Net Investment Income                          (0.62)             (0.63)
 Net Realized Gain                              (0.08)             (0.13)
 In Excess of Realized Gain                     (0.04)                --
                                              -------            -------
 Total Distributions                            (0.74)             (0.76)
                                              -------            -------
Net Asset Value, End of Period                $ 10.35            $ 10.59
                                              =======            =======
Total Return                                     4.80 %            13.53 %
                                              =======            =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)             $33,059            $12,490
Ratio of Expenses to Average Net Assets          0.80 %             0.81 %**
Ratio of Expenses to Average Net Assets
 Excluding Interest Expense                       N/A               0.80 %**
Ratio of Net Investment Income to
 Average Net Assets                              8.42 %             7.41 %**
Portfolio Turnover Rate                            48 %               78 %
Effect of Voluntary Expense Limitation
 During the Period:
 Per Share Benefit to Net Investment
  Income                                      $  0.03            $  0.08
Ratios Before Expense Limitation:
 Expenses to Average Net Assets                  1.15 %             1.68 %**
 Net Investment Income to Average Net
  Assets                                         8.07 %             6.53 %**

-------
* Commencement of operations
** Annualized

 WHERE TO FIND ADDITIONAL INFORMATION

Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated May 1, 1999, as supplemented through September 2, 1999, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-7607.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
           [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. LOGO APPEARS HERE] P.O. Box 2798
  Boston, Massachusetts 02208-2798

  For information call 1-800-281-2715